SPECIAL METALS CORPORATION

                        RESTRICTED STOCK AWARD AGREEMENT


        THIS AGREEMENT (the "Agreement"), is made, effective as of the 16th day of April, 1999 (hereinafter the "date of grant"), between SPECIAL METALS CORPORATION, a Delaware corporation (hereinafter called the "Company"), and T. Grant John (hereinafter called the "Participant").

                                R E C I T A L S:

        WHEREAS, the Company has adopted the Special Metals Corporation 1997 Long-Term Stock Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

        WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein (the "Restricted Stock Award") to the Participant pursuant to the Plan and the terms set forth herein.

        NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

        1. Grant of the Restricted Shares. Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Agreement, the Company hereby grants to the Participant a Restricted Stock Award consisting of twenty thousand four hundred sixty five (20,465) Shares (representing 40% of $275,000 (the Participant's base salary) divided by $5.375, the share value as of the date of grant) (hereinafter called the "Restricted Shares"). The Restricted Shares shall vest and become nonforfeitable in accordance with
Section 2 hereof.

        2. Vesting.

        (a) Except as otherwise provided in this Section 2 or in Section 4, one-half (1/2) of the Restricted Shares (the "Time-Vesting Restricted Shares") shall vest and become nonforfeitable, subject to the Participant's continued employment with the Company, in one-third (1/3) increments as of each of April 16, 2000, 2001, and 2002. The remaining half of the Restricted Shares (the "Performance-Vesting Restricted Shares") shall vest and become nonforfeitable within twelve (12) months of


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the date of grant (or at such later time as is mutually agreed to by the
Participant and the Chief Executive Officer as provided in the April 16, 1999 employment agreement between the Participant and the Company (the "Employment Agreement") based on the Participant's achievement of performance objectives as negotiated with the Chief Executive Officer of the Company and set within ninety
(90) days of this Agreement. Such performance objectives will be annexed hereto and incorporated into this Agreement when mutually agreed to in writing as contemplated by the Employment Agreement.

        (b) If the Participant's employment is terminated by the Company at any time upon ninety (90) days advance written notice for any reason other than for "Cause" or for no reason or by the Participant for "Good Reason" as provided in Sections 9.1(a) and 9.2(c), respectively, of the Employment Agreement, the Time-Vesting Restricted Shares shall, to the extent not then vested, become fully vested and with respect to the Performance-Vesting Restricted Shares, the Participant shall only be entitled to vesting the Restricted Shares for which performance objectives have been achieved on the date of termination. Except as otherwise set forth above, all Restricted Shares which have not vested as of the date of termination of employment shall be immediately forfeited.

        (c) Any vested Restricted Shares will be transferred to the Participant twenty-four (24) months after the vesting date or at a later date elected by the Participant (such election to be made at least 24 months before the scheduled transfer date, unless the Company consents to a shorter election period).

        (d) For purposes of this Agreement:

        "Cause" shall mean "Cause" as defined in the Employment Agreement or, if not then in effect, any other employment agreement then in effect between the Participant and the Company or if not defined therein or, if there shall be no such agreement, (i) Participant's engagement in misconduct which is materially injurious to the Company or its affiliates, (ii) Participant's continued failure to substantially perform his duties to the Company, (iii) Participant's repeated dishonesty in the performance of his duties to the Company, (iv) Participant's commission of an act or acts constituting any (x) fraud against, or misappropriation or embezzlement from the Company or any of its affiliates, (y) crime involving moral turpitude, or (z) offense that could result in a jail sentence of at least 30 days or (v) Participant's material breach of any confidentiality or non-competition covenant entered into between the Participant and the Company. The determination of the existence of Cause shall be made by the Committee in good faith, which determination shall be conclusive for purposes of this Agreement;

        (e) Notwithstanding any other provision of this Agreement to the contrary, in the event of a Change of Control (as defined in the Plan) the Restricted

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Shares shall, to the extent not then vested, immediately become fully vested as contemplated by Section 13 of the Plan and as more fully described in the Employment Agreement.

        3. Certificates. Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Participant's name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section 2. As a condition to the receipt of this Restricted Stock Award, the Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares. No certificates shall be issued for fractional Shares.

        4. Cancellation of Award. Notwithstanding any other provision of the Plan or this Agreement to the contrary, any unvested portion of the Restricted Shares shall be forfeited by the Participant at any time if the Committee determines that the Participant is not in compliance with the following conditions and any vested Restricted Shares shall be subject to forfeiture to the extent and under the circumstances described in Section 4(e), below:

        (a) Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company (such organization is referred to herein as a "competing organization"). For a Participant whose employment has terminated, the judgment of the Committee shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the competing organization or business, the extent of past, current and potential competition or conflict between the Company and the competing organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, the guidelines established in any then current employment policies of the Company and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant shall be free, however, to (i) purchase as an investment or otherwise, stock or other securities of such competing organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 5 percent equity interest in the competing organization or business and (ii) serve as a director of such competing organization if such service is approved by the Committee.

        (b) Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the


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Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

        (c) Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries.

        (d) Participant shall comply with the terms and conditions of any other written agreement between the Company and the Participant relating to non-competition, confidentiality, intellectual property and non-solicitation.

        (e) Prior to the delivery of certificates representing any portion of the Restricted Shares pursuant to this Agreement, the Participant shall certify on a form acceptable to the Committee that he is in compliance with the terms and conditions of this Agreement and the Plan. Failure to so certify as to compliance or failure to otherwise comply with the provisions of paragraph (a),
(b), (c) or (d) above shall cause such Restricted Shares and all remaining unvested Restricted Shares to be forfeited without consideration.

        5. Rights as a Stockholder. The Participant shall be the record owner of the Restricted Shares until or unless such Shares are forfeited pursuant to
Section 2 or Section 4 hereof, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights with respect to the Restricted Shares; provided that (i) any cash or in-kind dividends paid with respect to the Restricted Shares which have not previously vested shall be withheld by the Company and shall be paid to the Participant only when, and if, such Restricted Shares shall become fully vested pursuant to Section 2 and (ii) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in Section 8. As soon as practicable following the vesting of any Restricted Shares pursuant to Section 2, certificates for the Restricted Shares which shall have vested shall be delivered to the Participant or to the Participant's legal guardian or representative along with the stock powers relating thereto.

        6. Legend on Certificates. The certificates representing the vested Restricted Shares delivered to the Participant as contemplated by Section 3 above shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a


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legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        7. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

        8. Transferability.

        (a) The Restricted Shares may not, at any time prior to becoming vested pursuant to Section 2, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

        (b) Neither the Participant nor any transferee of the Participant (including any beneficiary, executor or administrator) shall sell or otherwise transfer any Restricted Shares upon or subsequent to their vesting, except in accordance with the following procedure. The Participant shall deliver to the Secretary of the Company a notice of sale (the "Notice of Sale") stating the Participant's name and the number of Restricted Shares he desires to sell. Upon receipt of a Notice of Sale, the Company shall have the right and option, for a period ending at 3:30 P.M., Eastern time, on the next business day following receipt of the Notice of Sale, to purchase all or a portion of the Restricted Shares referred to in the Notice of Sale at the Fair Market Value of the Shares on the day that the Notice of Sale is received by the Company. In the event that the Company exercises its right to purchase any or all of the Restricted Shares referred to in the Notice of Sale, such purchase shall be made at the offices of the Company on the third business day following the day on which the Company notifies Participant of the exercise of its right hereunder or on another mutually satisfactory business day, provided that Participant has received all necessary consents and other approvals and is able to transfer good title to the Restricted Shares to be purchased by the Company. Delivery of certificates or other instruments evidencing such Restricted Shares, duly endorsed for transfer, shall be made on such date against payment of the purchase price therefor due at the closing. In the event that the Company does not exercise its right to purchase all or a portion of the Restricted Shares referred to in the Notice of Sale, Participant shall be free to sell or otherwise transfer such Restricted Shares at any time within 10 business days after the date on which the Notice of Sale was given. If all of the Restricted Shares referred to in the Notice of Sale are not sold within such 10 day period, then the right of the


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Participant to sell such Restricted Shares without providing a further Notice of
Sale shall expire and the obligations of this Section 8(b) shall be reinstated.

        9. Withholding. The Participant agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax, withholding requirements or like requirements, including the payment to the Company upon the vesting of the Restricted Shares (or such later date as may be applicable under Section 83 of the Code), or other settlement in respect of, the Restricted Shares of all such taxes and requirements and the Company shall be authorized to take such action as may be necessary in the opinion of the Company's counsel (including, without limitation, withholding vested Shares otherwise deliverable to Participant hereunder and/or withholding amounts from any compensation or other amount owing from the Company to the Participant ) to satisfy all obligations for the payment of such taxes.

        10. Securities Laws. Upon the vesting of any Restricted Shares, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

        11. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

        12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        13. Restricted Stock Award Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Restricted Stock Award is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

        14. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                              SPECIAL METALS CORPORATION


                                              /s/ Robert D. Halverstadt
                                              -------------------------
                                              By:    Robert D. Halverstadt
                                              Title: Chairman


                                              /s/ T. Grant John
                                              -----------------
                                              T. Grant John

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